UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2026

Date of Report (Date of earliest event reported)

Advanced Biomed Inc.

(Exact name of Company as specified in its charter)

Nevada	001-42548	87-2177170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

No. 689-85 Xiaodong Road, Yongkang District

Tainan City, Taiwan

(Address of principal executive offices)

886-6-3121716

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVB	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2026, at 10:00 a.m. Eastern Time, Advanced Biomed Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”) at No. 689-85 Xiaodong Road, Yongkang District, Tainan City, Taiwan. Holders of 1,422,573.80 shares of the Company’s common stock were present in person or by proxy at the Meeting, representing approximately 86.105% of the 1,652,133 shares of common stock issued and outstanding and entitled to vote at the Meeting as of the close of business on May 29, 2026, the record date for the Meeting, and therefore constituting a quorum. Five proposals were submitted to the stockholders for consideration at the Meeting. Based on the final tabulation of votes, each director nominee was elected and each of the proposals was approved. The final voting results for each matter submitted to a vote at the Meeting are as follows:

Proposal 1: To elect the five (5) director nominees named below to serve on the Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

	For	Against / Withheld	Abstentions	Broker Non-Votes
Xiaomin Chen	1,296,710.80	49,755.00	0.00	76,108.00
Mingze Yin	1,346,466.80	0.00	0.00	76,107.00
Jing Zhang	1,346,460.80	5.00	0.00	76,108.00
Cheang I Kei	1,346,460.80	5.00	0.00	76,108.00
Mingyue Cai	1,346,460.80	5.00	0.00	76,108.00

Proposal 2: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement (“Say-on-Pay”).

For	Against / Withheld	Abstentions	Broker Non-Votes
1,346,420.80	45.00	0.00	76,108.00

Proposal 3: To recommend, on a non-binding, advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. Frequency results:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,346,420.60	0.00	45.20	0.00	76,108.00

Proposal 4: To ratify the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

For	Against / Withheld	Abstentions	Broker Non-Votes
1,422,573.80	0.00	0.00	0.00

Proposal 5: To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the foregoing proposals.

For	Against / Withheld	Abstentions	Broker Non-Votes
1,422,537.80	34.00	1.00	1.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Biomed Inc.

Date: July 1, 2026	By:	/s/ Xiaomin Chen
Xiaomin Chen
Chief Executive Officer, director and Chairman of the Board

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